Provision for Tax, Civil and Labor Risks (Policies)	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Provision for tax, civil and labor risks

Accounting policy:

The provisions are recognized when the Company has: i) a present obligation, formalized or not, because of a past event, ii) the outflow of resources to settle the obligation is likely to occur and iii) a reliable estimate can be made.

The Company is involved in several legal and administrative procedures, mainly in Brazil. Assessments of the likelihood of loss in these lawsuits include an analysis of the available evidence, the hierarchy of laws, the available jurisprudence, the most recent court decisions and their relevance in the legal system, as well as the assessment of outside lawyers. Provisions are reviewed and adjusted to reflect changes in circumstances, such as the applicable limitation period, conclusions of tax inspections or additional exposures identified based on new matters or court decisions. Furthermore, provisions are monetarily adjusted against financial income (expenses), net, except in situations where the characteristics and risks are similar, where the complementary amounts of interest and charges follow the classification of the principal amount in aggregate. In cases where there are a large number of lawsuits and the amounts are not individually relevant, the Company uses historical studies to determine the probability and amounts of losses.

Contingent liabilities from business combinations are recognized if they arise from a present obligation that arose from past events and if their fair value can be measured reliably. The initial measurement is done by the fair value and subsequent measurements by the higher value between: the fair value on its acquisition date; and the amount by which the provision would be recognized.